UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Decision by the California Public Utilities Commission on 2021 Cost of Capital Application of California-American Water Company
On June 29, 2023, the California Public Utilities Commission (the “CPUC”) issued a decision on the cost of capital application for California-American Water Company (“Cal Am”), a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”), which authorizes for Cal Am a return on equity (“ROE”) of 8.98% and a capital structure with an equity component of 57.04% for the three-year period from 2022 to 2024. The CPUC’s decision is not retroactive and will be effective from the date of the order through the end of 2024. The decision includes a Water Cost of Capital Mechanism (the “WCCM”) that would allow Cal Am to increase its ROE for the remainder of 2023 and 2024 based on capital market rates. As authorized by the WCCM, on June 30, 2023, Cal Am filed with the CPUC staff an advice letter to seek a 52 basis point increase to Cal Am’s ROE for 2023, which would, if approved, increase it to 9.50%. The advice letter filing is subject to a 30-day staff review and approval process. The cost of capital applications were originally submitted to the CPUC by Cal Am, along with three other Class A water companies (California Water Service Company, Golden State Water Company and San Jose Water Company), on May 3, 2021.
Filing of Water Rate Adjustment Request by Kentucky-American Water Company
On June 30, 2023, Kentucky-American Water Company (“Kentucky American Water”), a subsidiary of the Company, filed a rate adjustment request with the Kentucky Public Service Commission (the “KPSC”) with respect to its water rates. The request seeks aggregate annualized incremental revenue of $26.1 million, excluding qualified infrastructure program revenue of $9.8 million. The request is based on a proposed return on common equity of 10.75% and a proposed capital structure with a common equity component of 52.45%. The request is subject to approval by the KPSC, and the proceeding is expected to be completed by the end of the first quarter of 2024.
A copy of the press release issued by Kentucky American Water on June 30, 2023, has been filed as Exhibit 99.1 hereto and is incorporated herein by reference. References and links to websites and other information contained in this press release are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Current Report on Form 8-K.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2023, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the terms of any settlement agreement or stipulation, and/or final order of the KPSC, with respect to the above-referenced rate adjustment request; (2) the amount of any annualized incremental water revenue adjustment that may be approved by the KPSC and the timing of the implementation of new rates following the resolution of this proceeding; (3) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the Company and/or Kentucky American Water; and (4) other economic, financial, political, business and other factors that may impact or affect the water and wastewater industries generally, or the Company or Kentucky American Water specifically.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Kentucky American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description
99.1*	Press Release, dated June 30, 2023, issued by Kentucky American Water.
104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	June 30, 2023	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
4